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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated December 10, 1996 included in Norrell Corporation's Form 10-K for the fiscal year ended October 27, 1996 and to all references to our Firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 18, 1997